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	OMB Number:	3235-0578
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UNITED STATES	Estimated average burden hours per response . . . . . . . . . . 10.5
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	6/30/17

Item 1.  Schedule of Investments.

TEKLA HEALTHCARE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

SHARES		VALUE
	CONVERTIBLE PREFERRED AND WARRANTS (Restricted)(a) (b) - 0.8% of Net Assets
	Biotechnology — 0.7%
2,538,462	BioClin Therapeutics, Inc. Series A (c)	$1,650,000
980,392	BioClin Therapeutics, Inc. Series B (c)	733,333
2,133,333	GenomeDx Biosciences, Inc. Series C	3,199,999
		5,583,332
	Health Care Equipment & Supplies — 0.1%
383,470	IlluminOss Medical, Inc. Junior Preferred	383,470
407,078	IlluminOss Medical, Inc. Series AA	407,078
32,792	IlluminOss Medical, Inc. warrants (expiration 3/31/27)	0
		790,548
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $6,001,914)	6,373,880
	PREFERRED STOCK — 1.5% of Net Assets
	Real Estate Investment Trust — 1.5%
200,000	Welltower Inc.	13,252,000
	TOTAL PREFERRED STOCK (Cost $11,919,595)	13,252,000
	MANDATORY CONVERTIBLE PREFERRED STOCKS - 1.4% of Net Assets
	Pharmaceuticals — 1.4%
5,000	Allergan plc, 5.50% due 03/01/18	4,340,400
13,000	Teva Pharmaceutical Industries Ltd., 7.00%, due 12/15/18	7,728,500
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCKS (Cost $18,000,000)	12,068,900

PRINCIPAL AMOUNT
	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 14.4% of Net Assets
	Convertible Notes — 1.8%
	Health Care Equipment & Supplies — 0.0%
$131,169	IlluminOss Medical, Inc. Promissory Note, (Restricted) 8.00%, due 3/31/18	131,169
	Pharmaceuticals — 1.8%
13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19	10,546,250
7,000,000	Egalet Corporation, 5.50% due 4/1/20	4,453,750
		15,000,000
	TOTAL CONVERTIBLE NOTES	15,131,169
	Non-Convertible Notes — 12.6%
	Biotechnology — 1.2%
10,000,000	Amgen Inc., 3.63% due 5/15/22	10,444,850

The accompanying notes are an integral part of this Schedule of Investments.

PRINCIPAL AMOUNT		VALUE
	Non-Convertible Notes — continued
	Health Care Equipment & Supplies — 1.3%
$5,000,000	Medtronic, Inc., 3.50% due 3/15/25	$5,201,310
6,000,000	Zimmer Biomet Holdings, Inc., 4.25%, due 8/15/35	5,888,982
		11,090,292
	Health Care Providers & Services — 8.5%
12,693,000	Acadia Healthcare Company, Inc., 5.13% due 7/01/22	13,105,522
10,500,000	Anthem Inc., 3.50% due 8/15/24	10,793,129
8,665,000	Cigna Corporation, 5.88% due 3/15/41	10,893,803
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	9,675,542
9,700,000	HCA Healthcare, Inc., 6.25% due 2/15/21	10,597,250
7,500,000	HealthSouth Corporation, 5.75%, due 11/1/24	7,696,875
10,500,000	UnitedHealth Group Inc., 4.38% due 3/15/42	11,273,945
		74,036,066
	Pharmaceuticals — 1.6%
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37 (f)	6,396,806
780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	664,950
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,489,439
		13,551,195
	TOTAL NON-CONVERTIBLE NOTES	109,122,403
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $126,462,786)	124,253,572

SHARES
	COMMON STOCKS AND WARRANTS - 101.2% of Net Assets
	Biotechnology — 28.8%
172	AbbVie Inc.	12,472
224,090	Alexion Pharmaceuticals, Inc. (b)	27,265,030
146,000	Amgen Inc.	25,145,580
67,975	Biogen Inc. (b)	18,445,696
447,164	Celgene Corporation (b)	58,073,189
305,100	Eleven Biotherapeutics, Inc. warrants (expiration 11/24/17) (a) (b)	0
715,719	Gilead Sciences, Inc.	50,658,591
73,552	Incyte Corporation (b)	9,260,932
300,000	Karyopharm Therapeutics Inc. (b)	2,715,000
185,561	Natera, Inc. (b)	2,015,193
161,000	Neurocrine Biosciences, Inc. (b)	7,406,000
101,241	Pieris Pharmaceuticals, Inc. (b)	512,279
40,496	Pieris Pharmaceuticals, Inc., Series A warrants (expiration 6/8/21) (a) (b)	98,000
20,248	Pieris Pharmaceuticals, Inc., Series B warrants (expiration 6/8/21) (a) (b)	55,277
128,434	Puma Biotechnology, Inc. (b)	11,225,132

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE
	COMMON STOCKS AND WARRANTS — continued
	Biotechnology — continued
221,800	Sarepta Therapeutics, Inc. (b)	$7,476,878
32,440	United Therapeutics Corporation (b)	4,208,441
191,143	Vertex Pharmaceuticals Incorporated (b)	24,632,598
		249,206,288
	Health Care Equipment & Supplies — 12.2%
1,021,320	Abbott Laboratories	49,646,365
242,558	Entellus Medical, Inc. (b)	4,016,760
358,130	Medtronic plc	31,784,038
55,721	Nevro Corp. (b)	4,147,314
121,981	Wright Medical Group N.V. (b)	3,353,258
102,300	Zimmer Biomet Holdings, Inc.	13,135,320
		106,083,055
	Health Care Providers & Services — 20.4%
129,600	Acadia Healthcare Company, Inc. (b) (d)	6,399,648
134,007	AmerisourceBergen Corporation	12,667,682
48,300	Centene Corporation (b)	3,858,204
60,450	Charles River Laboratories International, Inc. (b)	6,114,518
83,900	Cigna Corporation	14,044,021
109,035	Community Health Systems, Inc. (b)	1,085,989
278,479	CVS Health Corporation	22,406,420
293,112	Diplomat Pharmacy, Inc. (b)	4,338,058
84,500	Express Scripts Holding Company (b)	5,394,480
85,777	HCA Healthcare, Inc. (b)	7,479,754
112,000	Humana Inc.	26,949,440
105,100	McKesson Corporation	17,293,154
313,440	Tenet Healthcare Corporation (b)	6,061,930
227,428	UnitedHealth Group Inc.	42,169,700
		176,262,998
	Health Care Technology — 0.1%
47,300	Allscripts Healthcare Solutions, Inc. (b)	603,548
	Life Sciences Tools & Services — 2.1%
32,400	Illumina, Inc. (b)	5,622,048
71,966	Thermo Fisher Scientific Inc.	12,555,908
		18,177,956
	Pharmaceuticals — 29.4%
145,970	Allergan plc	35,483,847
186,500	Bristol-Myers Squibb Co.	10,391,780
343,005	Eli Lilly & Company	28,229,311
622,002	Johnson & Johnson	82,284,645
954,681	Merck & Co., Inc.	61,185,505
197,760	Mylan N.V. (b)	7,677,043

The accompanying notes are an integral part of this Schedule of Investments.

SHARES		VALUE
	COMMON STOCKS AND WARRANTS — continued
	Pharmaceuticals — continued
646,037	Pfizer Inc.	$21,700,383
216,800	Teva Pharmaceutical Industries Ltd. (e)	7,202,096
		254,154,610
	Real Estate Investment Trusts — 8.2%
106,212	LTC Properties, Inc.	5,458,235
709,455	Medical Properties Trust, Inc.	9,130,686
413,116	Omega Healthcare Investors, Inc.	13,641,090
530,672	Physicians Realty Trust	10,687,734
456,190	Sabra Health Care REIT, Inc.	10,994,179
479,604	Senior Housing Properties Trust	9,803,106
15,000	Ventas Realty, LP / Ventas Capital Corporation	381,600
152,491	Ventas, Inc.	10,595,075
		70,691,705
	Real Estate Management & Development — 0.0%
5,323	The RMR Group Inc., Class A	258,964
	TOTAL COMMON STOCKS AND WARRANTS (Cost $839,497,992)	875,439,124

PRINCIPAL AMOUNT
	SHORT-TERM INVESTMENT - 6.3% of Net Assets
$54,819,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $54,819,000, 0.12%, dated 6/30/17, due 7/03/17 (collateralized by U.S. Treasury Notes 2.125%, due 5/15/25, market value $55,917,150)	54,819,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $54,819,000)	54,819,000
	TOTAL INVESTMENTS - 125.6% (Cost $1,056,701,287)	1,086,206,476

NUMBER OF CONTRACTS (100 SHARES EACH)
	CALL OPTION CONTRACTS WRITTEN - (0.1)% of Net Assets
1,296	Acadia Healthcare Company, Inc. Jul17 45 Call	(628,560)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $220,341)	(628,560)
	TOTAL INVESTMENTS LESS CALL OPTION CONTRACTS WRITTEN - 125.5% (Cost $1,056,480,946)	$1,085,577,916
	OTHER LIABILITIES IN EXCESS OF ASSETS - (25.5)%	(220,317,092)
	NET ASSETS - 100%	$865,260,824

The accompanying notes are an integral part of this Schedule of Investments.

(a)	Security fair valued. See Investment Valuation and Fair Value Measurements.
(b)	Non-income producing security.
(c)	Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $2,383,333).
(d)	A portion of security is pledged as collateral for call options written.
(e)	American Depository Receipt
(f)	Foreign security.

The accompanying notes are an integral part of this Schedule of Investments.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the “Trustees”) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible bonds, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last sale price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last sale price as obtained from two or more dealers unless there is only one dealer, in which case that dealer’s price is used.  Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by Tekla Capital Management LLC (the Adviser) also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of this Schedule of Investments.

Federal Income Tax Cost

At June 30, 2017, the cost of securities for Federal income tax purposes was $1,057,729,525. The net unrealized loss on securities held by the Fund was $28,476,951, including gross unrealized gain of $108,257,081 and gross unrealized loss of $79,780,130.

Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions involving such companies during the period ended June 30, 2017 were as follows:

Issuer	Value on September 30, 2016		Purchases	Sales	Income	Value on June 30, 2017
BioClin Therapeutics, Inc.	$—	*	$1,431,410	$—	$—	$2,383,333
	$—		$1,431,410	$—	$—	$2,383,333

* Not an affiliate as of September 30, 2016.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

(continued)

Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The Independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended June 30, 2017, there were no transfers between Levels 1, 2, and 3. The Fund accounts for transfers between levels at the beginning of the period.

The following is a summary of the inputs used as of June 30, 2017 to value the Fund’s net assets.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnology			$5,583,332	$5,583,332
Health Care Equipment & Supplies			790,548	790,548
Preferred Stock
Real Estate Investment Trust	$13,252,000		—	13,252,000
Mandatory Convertible Preferred Stocks
Pharmaceuticals	12,068,900		—	12,068,900
Convertible Notes
Health Care Equipment & Supplies	—		131,169	131,169
Pharmaceuticals	—	$15,000,000	—	15,000,000
Non-Convertible Notes
Biotechnology	—	10,444,850	—	10,444,850
Health Care Equipment & Supplies	—	11,090,292	—	11,090,292
Health Care Providers & Services	—	74,036,066	—	74,036,066
Pharmaceuticals	—	13,551,195	—	13,551,195
Common Stocks and Warrants
Biotechnology	249,053,011	—	153,277	249,206,288
Health Care Equipment & Supplies	106,083,055	—	—	106,083,055
Health Care Providers & Services	176,262,998	—	—	176,262,998
Health Care Technology	603,548	—	—	603,548
Life Sciences Tools & Services	18,177,956	—	—	18,177,956
Pharmaceuticals	254,154,610	—	—	254,154,610
Real Estate Investment Trusts	70,691,705	—	—	70,691,705
Real Estate Management & Development	258,964	—	—	258,964
Short-term Investment	—	54,819,000	—	54,819,000
Total	$900,606,747	$178,941,403	$6,658,326	$1,086,206,476
Other Financial Instruments
Liabilities
Call Options Contracts Written	$(628,560)	$—	$—	$(628,560)
Total	$(628,560)	$—	$—	$(628,560)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

(continued)

Level 3 Assets	Balance as of September 30, 2016	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of June 30, 2017
Convertible Preferred and Warrants
Biotechnology	$4,151,922	$(1,779)	$1,433,189			$5,583,332
Health Care Equipment & Supplies	790,548	(1,008)	1,008			790,548
Convertible Notes
Health Care Equipment & Supplies	0	(84)	131,253			131,169
Common Stocks and Warrants
Biotechnology	37,528	115,186	563			153,277
Total	$4,979,998	$112,315	$1,566,013	$0	$0	$6,658,326
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2017						$112,315

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at June 30, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	$153,277	Income approach, Black-Scholes	Discount for lack of marketability	20% - 50% (20%)

	6,505,049	Proabability - weighted expected return model	Discount rate Price to sales multiple	18.05% - 58.58% (34.90%) 3.14 - 12.94 (6.96)
	$6,658,326

(a) The valuation technique used as a basis to approximate fair value of these investments is based upon subsequent financing rounds. There is no quantitative information to provide as these methods of measure are investment specific.

Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 10% or less of Managed Assets. The value of these securities represented less than 1% of the Fund’s Managed Assets at June 30, 2017.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund’s private companies and other restricted securities at June 30, 2017. The Fund on its own does not have the right to demand that such securities be registered.

TEKLA HEALTHCARE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
BioClin Therapeutics, Inc.
Series A Cvt. Pfd	1/19/16, 10/24/16	$1,651,088	$0.65	$1,650,000
Series B Cvt. Pfd	3/3/17	733,333	0.75	733,333
GenomeDx Biosciences, Inc.
Series C Cvt. Pfd	2/22/16	3,203,634	1.50	3,199,999
IlluminOss Medical, Inc.
Series AA Cvt. Pfd	1/21/16	283,057	1.00	407,078
Junior Preferred Cvt. Pfd	1/21/16	130,781	1.00	383,470
Warrants (expiration 3/31/27)	3/28/17	21	0.00	0
Cvt. Promissory Note	3/28/17	131,253	100.00	131,169
		$6,133,167		$6,505,049

(#)         See Schedule of Investments and corresponding footnotes for more information on each issuer.

Item 2.  Controls and Procedures.

(a.)          The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b.)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tekla Healthcare Opportunities Fund

By (Signature and Title)	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date	8/25/17

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Laura Woodward
Laura Woodward, Treasurer

Date	8/25/17